SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2004 (August 19, 2004)

SIMEX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26599	58-2465647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 4940 Peachtree Industrial, Blvd., Suite 360, Norcross, GA 30071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 447-9373

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On August 19, 2004, the Company entered into an Agreement and Plan of Share Exchange with Red Alert Group, Inc., a Georgia corporation (“Red Alert”). The Agreement and Plan of Share Exchange was amended and restated on August 27, 2004 (the “Agreement”). Under the terms of the Agreement, the Company agreed to issue 3,905,253 shares of its newly designated Series A Preferred Stock in exchange for all of the issued and outstanding shares of the common stock of Red Alert. In addition, certain of the officers and directors of the Company agreed to resign in favor of the officers and directors of Red Alert, as described below.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 30, 2004, the Company and Red Alert completed the share exchange pursuant to the Agreement. As a result of the Agreement and the Share Exchange, (i) the shareholders of Red Alert will receive 3,905,253 shares of the Company’s newly designated Series A Preferred Stock in exchange for all of the shares of common stock of Red Alert (34,832,191 shares), (ii) the Red Alert shareholders will beneficially own approximately 78% of the voting control of the Company, and (iii) Red Alert will become a wholly-owned subsidiary of the Company.

In connection with the share exchange, C. Mickle Moye resigned as the Chairman and as a director of the Company, and Kjell I. Jagelid resigned as the President and Chief Executive Officer of the Company, all effective as of August 30, 2004. Mr. Jagelid has remained as a member of the board of directors and Fred J. Griffin has remained as the Company’s Chief Financial Officer. The new officers and directors consist of Timothy A. Holly (Chairman of the Board, President and Chief Executive Officer), James P. Brown (Executive Vice President, Chief Operating Officer, Director), William H. Swift (Executive Vice President, Director), Jerome C. Irons (Executive Vice President, Chief Information Security Officer, Director), Roel P. Verseveldt (Executive Vice President, Director), Cecil P. Brown (Executive Vice President, Director), Dwight D. Ellison (Director), and Nicholas J. Coolidge (Director). In addition, in connection with the share exchange , the Company agreed to amend its Certificate of Incorporation to permit the conversion of each share of the Series A Preferred Stock into 30 shares of the Company’s common stock, and to change the name of the Company to “Red Alert Group Holdings, Inc.” The amendment to the Certificate of Incorporation has been approved by the Board of Directors and a majority of the stockholders of the Company, and will be filed with the state of Delaware upon the filing of a definitive Schedule 14C Information Statement with the Securities and Exchange Commission and the expiration of any applicable waiting periods.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

As described above, on August 30, 2004, the Company issued 3,905,253 shares of its newly designated Series A Preferred Stock to the shareholders of Red Alert. The shares of Series A Preferred Stock were issued in exchange for all of the issued and outstanding shares of common stock of Red Alert. The exchange was determined to be exempt from registration under the Securities Act in reliance on Rule 506 and Regulation S. No underwriters were involved in connection with the sale of these securities. Each share of Series A Preferred Stock is convertible into thirty (30) shares of the Company’s common stock upon the filing of an amendment to the Company’s Certificate of Incorporation, which increases the authorized common stock of the Company to 500,000,000 shares and authorized preferred stock of the Company to 50,000,000 shares. The amendment to the Certificate of Incorporation has been approved by the Board of Directors and a majority of the stockholders of the Company, and will be filed with the state of Delaware upon the filing of a definitive Schedule 14C Information Statement with the Securities and Exchange Commission and the expiration of any applicable waiting periods.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As described above, on August 30, 2004, the Company issued 3,905,253 shares of its newly designated Series A Preferred Stock to the shareholders of Red Alert, in connection with the share exchange. Each share of Series A Preferred Stock is convertible into thirty (30) shares of the Company’s common stock and votes with the Company’s common stock on an as-converted basis. As a result, the Red Alert shareholders will beneficially own approximately 78% of the voting control of the Company. In addition, C. Mickle Moye resigned as the Chairman and as a director of the Company, and Kjell I. Jagelid resigned as the President and Chief Executive Officer of the Company. Mr. Jagelid has remained as a member of the board of directors and Fred J. Griffin has remained as the Company’s Chief Financial Officer.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the share exchange, C. Mickle Moye resigned as the Chairman and as a director of the Company, and Kjell I. Jagelid resigned as the President and Chief Executive Officer of the Company, all effective August 30, 2004. Mr. Jagelid has remained as a member of the board of directors and Fred J. Griffin has remained as the Company’s Chief Financial Officer. None of the resignations were due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. The changes to the officers and directors was a business decision that related to the share exchange.

Effective August 30, 2004, the newly appointed and elected officers and directors of the Company are as follows:

Name	Age	Position
Timothy A. Holly	55	Chairman of the Board, President and Chief Executive Officer
James P. Brown*	59	Chief Operating Officer, Director
Jerome C. Irons*	55	Chief Information Security Officer, Director
William H. Swift*	56	Director
Roel P. Verseveldt*	50	Director
Cecil P. Brown*	59	Director
Dwight D. Ellison	59	Director
Nicholas J. Coolidge	72	Director

*Each person is also an Executive Vice President of the Company, which is not an executive officer position.

Timothy A. Holly, has been Chairman and Chief Executive Officer of Red Alert since November 2002. He has been involved with international asset management and protection for over 25 years involved with foreign commercial intelligence, political risk assessments, and strategic planning. From 1995 through 2002, he was Chairman and Chief Executive Officer of Jefferson Acquisition Group, Inc., a private merchant bank. He also spent 18 years heading a registered investment firm managing the assets of investors and institutions from the Middle East. His education includes a Bachelors degree in Political Science, Indiana University; graduate studies in Comparative Systems, University of Notre Dame; Ph.D. studies in International Business at the Fletcher School of Law and Diplomacy; and a Juris Doctorate from John Marshall Law School. Mr. Holly was on the faculties of the University of Massachusetts and the City Colleges of Chicago, the research staff of the Negotiation Center of the Institute for International and Foreign Trade Law, the Board of the Association of Professional Schools of International Affairs, and the General Editor of the Fletcher Forum: A Journal of International Affairs. He is a member of ASIS International; the Federation of American Scientists; Southern Center for International Studies; International Association for Counterterrorism and Security Professionals; and the Homeland Security Leadership Alliance.

James Page Brown, the Chief Operating Officer and a director of Red Alert since February 2003, is a scientist that holds several patents for protective cover fabrics and other emergency response related technologies. A Bachelor of Science graduate of Morehouse College, he obtained his Doctor of Philosophy degree in Organic Chemistry for Pennsylvania State University and was a Post Doctoral Fellow at the University of Tennessee School of Biomedical Sciences at the Oak Ridge National Laboratory. From 1975 through 1996, he was a leading Research Chemist for Procter and Gamble, Brown and Williamson Tobacco Company, and Kimberly-Clark Corporation. From 1997 to 2002, he was co-founder of Topology Systems International, a software consulting firm and Director of the Center of Excellence for Science, Engineering and Mathematics at Morehouse College.

William H. Swift has been a director of Red Alert Group since February 2003. Since 1994, he has headed Business Traveler Services, Inc., a company that provides business and convenience services at airports throughout the United States. Mr. Swift has been involved with the airport industry for 25 years. He is President of the Airport Minority Advisory Council. Mr. Swift holds a Masters in Business Administration from Harvard Business School and completed his undergraduate studies at Central State University.

Jerome C. Irons, has been Chief Information Security Officer and a director at Red Alert since February 2003. Since 1971, he has also been employed with At&T Labs, most recently as a Senior Technical Specialist responsible for managed network solutions including the establishment and provisioning of intrusion detection sensors and server-based firewall protection offerings, cyber attack responses, cyber attack recovery systems, customer coordination schemes, and evaluation of third-party vendor security and equipment proposal. He is an industry advisor to government intelligence operations dealing with homeland security countermeasures to cyber terrorism as well as cyber security policy and strategic planning. Mr. Irons holds Bachelors degrees in Physics and Mathematics from Lincoln University.

Nicholas Jefferson Coolidge, has been a director of Red Alert since February 2003. He is an attorney admitted to practice in New York, and is also the President of Jefferson Worldwide Group, Ltd., an investment banking firm. A graduate of Harvard College and holding a Juris Doctorate from Harvard Law School.

Roel P. Verseveldt has served as President of Red Alert Group International, BV and its predecessor, (Secad, BV) since 1989, a firm located in The Hague that specializes in the fields of security consultancy, risk management, private investigation and special services for governments and large companies in Europe. Mr. Verseveldt also spent 17 years as an officer in the Dutch State Police where he became the Nationwide Coordinator of the Special Branch — the Netherlands’ anti-terrorism forces for international and domestic security. He has Diplomas in Business Economics, Marketing, and Industrial Marketing, as well as several courses in anti-terrorism and criminality management.

Cecil Page Brown has been a director of Red Alert since February 2003. From 2001 through 2003, he worked for the United Arab Shipping Company in Kuwait, the largest ocean carrier for dry cargo to the Middle East, where he was responsible for international transportation information and security systems. From 1997 through 2001, he was a principal, with his brother James Page Brown, at Topology Systems International. His previous experience includes over 20 years in financial and operating systems in the Middle East. Mr. Brown holds a Masters in Business Administration from Pennsylvania State University, with an emphasis in Management Information Systems, and a Bachelors of Arts degree in Business Administration from Morehouse College.

Dwight D. Ellison, a director of Red Alert since February 2003, retired from a decade of service as the Vice President of Corporate Security for Turner Broadcasting System (TBS) where he directed a 113-member security department covering every aspect of the entertainment enterprise including its worldwide physical assets and 10,000 employees. Prior to joining TBS, Mr. Ellison served from 1971 to 1991 in the United States Secret Service, holding various supervisory positions including Special Agent in Charge, Atlanta Field Office. In addition to his Secret Service training, he holds a Bachelors of Arts degree from Clark College.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the share exchange, the Company filed a Certificate of Elimination (“Certificate of Elimination”) and Certificate of Designations, Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Series A Voting Convertible Preferred Stock (“Certificate of Designations”). The Certificate of Elimination eliminated the Company’s old Series A Preferred Stock and Series B Preferred Stock, of which no shares were issued and outstanding. The Certificate of Designations designated 3,905,253 shares of the Company’s authorized preferred stock as Series A Preferred Stock. Each share of the new Series A Preferred Stock is convertible into thirty (30) shares of the Company’s common stock upon the filing of an amendment to the Company’s Certificate of Incorporation, which increases the authorized common stock of the Company to 500,000,000 shares. The amendment to the Ce rtificate of Incorporation, which also increases the authorized preferred stock of the Company to 50,000,000 shares, has been approved by the Board of Directors and a majority of the stockholders of the Company, and will be filed with the state of Delaware upon the filing of a definitive Schedule 14C Information Statement with the Securities and Exchange Commission and the expiration of any applicable waiting periods. In addition, each share of the new Series A Preferred Stock is entitled to vote with the holders of the Company’s common stock on all matters on which the holders of common stock are entitled to vote on an as-converted basis. Each share of new Series A Preferred Stock is entitled to any dividends declared on the common stock on a as-converted basis, and shares its liquidations rights with the common stock on an as-converted basis.

Section 8

Item 8.01 Other Events

On August 30, 2004, the Company issued a press release announcing the completion of the share exchange with Red Alert. Although the press release reported that all of the officers and directors of SIMEX had resigned, except for Kjell I. Jagelid as a director, the new officers and directors of the Company also requested that Fred J. Griffin remain as the Company’s Chief Financial Officer, and he has agreed to remain as the Company’s Chief Financial Officer.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial Statements of Business Acquired

        To be filed by amendment.

(b)   Pro Forma Financial Information

        To be filed by amendment.

(c)   Exhibits

       2.1 Amended and Restated Agreement and Plan of Share Exchange

       3.1 Certificate of Elimination

       3.2 Certificate of Designations

       99.1 Press Release

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SIMEX Technologies, Inc.

By: /s/ Timothy A. Holly

Timothy A. Holly, President and Chief Executive Officer

Dated: September 3, 2004